UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2012

YATERRA VENTURES CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53556 (Commission File Number)	73-3249571 (IRS Employer Identification No.)

1102 Slide Road, No. 30 Lubbock, Texas 79416
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (214) 736-3321

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On June 20, 2012, Yaterra Venures Corp. (the “Company”) issued a press release (the “Press Release”) regarding the Company’s entry into the oil and gas industry, with a strategic focus in the State of Texas. A copy of the Press Release is attached herewith as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1*      Press Release issued by Yaterra Venures Corp. on June 20, 2012.

* The Press Release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2012	Yaterra Ventures Corp.

	By:	/s/Cedric Atkinson
Name: Cedric Atkinson
Title: President, Secretary, Treasurer